Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of May 4, 2015, is among Post Holdings, Inc., (the “Buyer”), Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Holders (as defined below) (the “Sellers’ Representative”) and certain of the shareholders of the Company (as defined below) who are parties hereto (collectively, the “Holders”).
RECITALS
WHEREAS, the Buyer is a party to that certain Agreement and Plan of Merger, dated as of January 25, 2015 (the “Merger Agreement”), by and among the Buyer, Acquisition Sub, Inc., a Minnesota corporation (“Merger Sub”), MOM Brands Company, a Minnesota corporation (the “Company”), and the Sellers’ Representative pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of the Buyer;
WHEREAS, a portion of the consideration to be received by the Holders in connection with the Merger consists of the Shares (as defined below) which will be issued to the Holders in a transaction that is exempt from the registration requirements of federal and state securities laws; and
WHEREAS, the Buyer, the Sellers’ Representative and the Holders desire to enter into this Agreement in order to provide the Holders with certain rights to register the Registrable Securities (as defined below) as provided herein.
AGREEMENT
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Definitions. In addition to terms defined throughout this Agreement, the following terms shall have the following meanings for purposes of this Agreement:
“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under Common Control with, such Person.
“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
“Common Stock” means all shares currently or hereafter existing of Common Stock, par value $.01 per share, of the Buyer.
“Control” (including the terms “Controlling,” “Controlled by” or “under common Control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.
“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means the Shares, provided that a Share shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (B) such Share having been transferred to a Person other than a Person to whom or which a Holder may assign rights under this Agreement under Section 6(c).
“Registration Statement” means any registration statement of the Buyer filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.
“Restricted Period” means the time period specified in Section 2 of the Investor Questionnaire and Lock-Up Agreement executed by each Holder pursuant to the Merger Agreement.
“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Shares” means the shares of Common Stock issued to the Holders in connection with the Merger.
“WKSI” means a well-known seasoned issuer as defined under Rule 405 of the Securities Act.
Section 2.Mandatory Registration.
(a)Registration Statement. The Buyer shall use its reasonable best efforts to prepare and file with the SEC, within five Business Days after the later to occur of (i) the effective date of the Merger pursuant to the Merger Agreement and (ii) the expiration of the Restricted Period, one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Buyer, on such form of registration statement as is then available to effect a registration for resale of the Shares), pursuant to Rule 415 under the Securities Act, covering the resale of the Shares on a delayed or continuous basis. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3 to the Sellers’ Representative a reasonable time prior to its filing or other submission.

(b)Effectiveness.
(i)If the Buyer is eligible as a WKSI, the Registration Statement shall utilize the automatic shelf registration process under Rule 415 and Rule 462. If the Buyer is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, the Buyer shall use reasonable best efforts to have the Registration Statement declared effective as soon as practicable following the filing thereof. The Buyer shall notify the Sellers’ Representative as promptly as practicable after the Registration Statement is declared effective (and the Sellers’ Representative shall use commercially reasonable efforts to forward such notice to the Holders) and shall as soon as reasonably practicable provide the Sellers’ Representative, without charge, with such number of copies of any related Prospectus (including any amendments, supplements and exhibits) and such other documents (including any documents incorporated into the Registration Statement) as the Sellers’ Representative may reasonably request in order to facilitate the sale or other disposition of the securities covered thereby.  The Buyer represents and warrants that it is a WKSI as of the date hereof.
(ii)Notwithstanding anything to contrary, the Buyer may delay, suspend the use of or withdraw the Registration Statement or qualification of Registrable Securities if the Buyer in good faith determines that any such Registration Statement, or the use thereof, would require disclosure of nonpublic information that the Buyer determines, in its reasonable judgment, is not in the best interests of the Buyer at such time, or, if the Buyer determines, in its reasonable judgment, that an event described in Section 3(j) has occurred (each, an “Allowed Delay”); provided, that the Buyer shall promptly (A) notify the Sellers’ Representative in writing of the existence of the event giving rise to an Allowed Delay, provided that the Buyer shall not be required to disclose material nonpublic information to the Sellers’ Representative and (B) advise the Sellers’ Representative in writing that all sales must cease under the Registration Statement until the end of the Allowed Delay. Upon receipt from the Buyer of notice of an Allowed Delay, the Sellers’ Representative shall use commercially reasonable efforts to promptly notify all of the Holders of the existence of the event giving rise to an Allowed Delay and advise the Holders in writing that all sales must cease under the Registration Statement until the end of the Allowed Delay; and provided further, that the Buyer shall not register any securities for its own account or that of any other security holder during such Allowed Delay and the Buyer shall likewise suspend the use of all other then effective registration statements (other than any registration statements on Form S-8 or successor form) during such Allowed Delay. Notwithstanding anything herein to the contrary, the Buyer covenants and agrees that the Buyer’s rights to delay or suspend the use of any Registration Statement or qualification of Registrable Securities during the pendency of any Allowed Delay shall not, in the aggregate, cause the Holders to be required to suspend sales of Registrable Securities pursuant to the Registration Statement or relieve the Buyer of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for longer than 90 days during any 12 month period.
(c)Underwritten Offering.
(i)    If the Sellers’ Representative delivers a notice to the Buyer (a “Take-Down Notice”) stating that one or more of the Holders of the Registrable Securities intends to effect an underwritten offering of all or part of the Registrable Securities included by the Holders on the Registration Statement (an “Underwritten Offering”), the Buyer shall enter into and perform its obligations under an underwriting agreement, in usual and customary form and otherwise reasonably acceptable to the Buyer, with the managing underwriter(s) of such offering selected by the holders of a majority of the Registrable Securities included in the Take-Down Notice; provided, however, that (i) any such managing underwriter(s) shall also be reasonably acceptable to the Buyer and (ii) the Take-Down Notice specifies the number of Registrable Securities to be included in such Underwritten Offering. The Buyer shall not be obligated to effect more than one Underwritten Offering pursuant to this Agreement.

(ii)    Upon receipt of such Take-Down Notice, the Buyer shall amend or supplement the Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Underwritten Offering. In connection with any Underwritten Offering, the Sellers’ Representative shall also use commercially reasonable efforts to deliver the Take-Down Notice to all other Holders whose securities are included on the Registration Statement, and the Buyer shall permit each such Holder to include his, her or its Registrable Securities in the Underwritten Offering if such other Holder notifies the Sellers’ Representative and the Buyer within five Business Days after delivery of the Take-Down Notice.
(d)Withdrawal. The Sellers’ Representative shall have the right to notify the Buyer that it has determined that the Registration Statement be abandoned or withdrawn, in which event the Buyer shall promptly abandon or withdraw such Registration Statement.
(e)Expenses. The Buyer will pay all expenses incurred by it in connection with each registration, including filing and printing fees, the Buyer’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees. The Buyer shall not be responsible for any discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold and fees and expenses of the Sellers’ Representative’s and Holders’ counsel.
Section 3.Buyer Obligations. The Buyer shall use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Buyer will:
(a)use reasonable best efforts to cause such Registration Statement to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement (other than with respect to Registrable Securities owned by Affiliates of the Buyer) may be sold pursuant to Rule 144 without being subject to any volume limitation or (iii) one year from the closing of the Merger Agreement (the “Effectiveness Period”);
(b)use reasonable best efforts to prepare and file with the SEC such amendments, post-effective amendments and prospectus supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective, supplemented and amended for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c)in connection with an Underwritten Offering, if requested by the managing underwriter(s), if any, or the Sellers’ Representative on behalf of any Holder, promptly include in a prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or any such Holder, through the Sellers’ Representative, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Buyer has received such request;
(d)provide to the Sellers’ Representative copies of the Registration Statement and all amendments and supplements thereto (other than reports and proxy statements filed by the Buyer under the Exchange Act that are incorporated by reference in the Registration Statement or the Prospectus) no fewer than two Business Days prior to their filing with the SEC;

(e)furnish to the Sellers’ Representative, and each managing underwriter, if any, without charge, (A) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Buyer, a copy of the Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Buyer to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Buyer has sought confidential treatment), and (B) such number of copies of a Prospectus, including a preliminary prospectus and any Issuer Free Writing Prospectus relating to such Prospectus, and all amendments and supplements thereto and such other documents as the Sellers’ Representative may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holders that are covered by the related Registration Statement;
(f)make available for inspection by (i) the Sellers’ Representative or (ii) upon execution of a customary confidentiality agreement, a selling Holder, the managing underwriter(s), if any, and any attorneys or accountants retained by such Persons, at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Buyer and its subsidiaries, and cause the officers, directors and employees of the Buyer and its subsidiaries to supply all information in each case reasonably requested by the Sellers’ Representative or any such Holder, representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement;
(g)use reasonable best efforts to (A) prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement and, (B) if such order is issued, to obtain the withdrawal of any stop order or other suspension of effectiveness of the Registration Statement;
(h)prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Sellers’ Representative in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Sellers’ Representative and do any and all other acts or things reasonably necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Buyer shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (B) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(h), or (C) file a general consent to service of process in any such jurisdiction;
(i)use reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Buyer are then listed;
(j)promptly notify the Sellers’ Representative, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act (including during any period when the Buyer is in compliance with Rule 172), upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and if required by applicable law, promptly prepare, file with the SEC pursuant to Rule 172 and Rule 424(b), as applicable, and furnish to the Sellers’ Representative a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Upon receipt of a notification from Buyer as provided for in this Section 3(j), the Sellers’ Representative shall use commercially reasonable efforts to promptly notify all of the Holders of the existence of the event giving rise to the Allowed Delay and advise the Holders in writing that all sales must cease under the Registration Statement until the end of the Allowed Delay;

(k)make and keep current public information available, as that term is understood and defined in Rule 144 under the 1933 Act, at all times;
(l)otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and
(m)use reasonable best efforts to take all other steps necessary or reasonably required to effect the registration of the Registrable Securities covered by the Registration Statement contemplated hereby.
Section 4.Obligations of Holders.
(a)Holder Information. Each of the Holders shall furnish in writing to the Buyer such information regarding him, her or it, the Buyer securities held by each of them (including Registrable Securities) and the intended method of disposition of Registrable Securities held by them, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Buyer may reasonably request. Prior to the first anticipated filing date of the Registration Statement, the Buyer shall notify the Sellers’ Representative of the information regarding the Holders that the Buyer requires in order to have the Registrable Securities included in the Registration Statement, and the Sellers’ Representative shall request such information from the Holders. The Sellers’ Representative (using commercially reasonable efforts and to the extent in its possession at such time) and the Holders shall provide such information to the Buyer at least three Business Days prior to the first anticipated filing date of such Registration Statement.  The Buyer shall not be required to include any Registrable Securities of any Holder in a Registration Statement if required information from such Holder is not furnished to the Buyer in compliance with such three Business Day period.
(b)Cooperation. The Sellers’ Representative and each of the Holders agree to cooperate with the Buyer as reasonably requested by the Buyer in connection with the preparation and filing of the Registration Statement hereunder, unless the Sellers’ Representative has advised the Buyer in writing of a Holder’s election to exclude all of its Registrable Securities from such Registration Statement.
(c)Discontinuing Sales. The Holders agree that, upon receipt of any notice of the commencement of an Allowed Delay pursuant to Section 2(b)(ii) the Holders will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holder is advised that a supplemented or amended Prospectus has been filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Buyer by means of notice of such to the Sellers’ Representative (which notice the Sellers’ Representative shall use commercially reasonable efforts to forward to the applicable Holders), then such Holder shall deliver to the Buyer or destroy (and deliver to the Buyer a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.
(d)Prospectus Delivery. Each Holder covenants and agrees that he, she or it will comply with the prospectus delivery requirements of the Securities Act as applicable in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)Lock-up. Each Holder agrees, in connection with any Underwritten Offering made pursuant to the Registration Statement in which such Holder has elected to include Registrable Securities, if requested by the managing underwriter(s), not to effect any public sale or distribution of any common equity securities of the Buyer (or securities convertible into or exchangeable or exercisable for such common equity securities) (except as part of such Underwritten Offering) during such period as the managing underwriter(s) shall advise is customary in underwritten public offerings (not to exceed 180 days).
(f)Confidentiality. Neither the Sellers’ Representative nor any Holder may (i) use any confidential information received pursuant to this Agreement or the Merger Agreement (including, without limitation, any notice referred to in Section 2(b)(ii) or Section 3(j) hereof) in violation of the Exchange Act or other applicable state or federal securities law or (ii) reproduce, disclose, or disseminate such information to any other Person (other than to his, her or its attorneys, agents and representatives (and in the case of the Sellers’ Representative, other than to the Holders) having a need to know, and then only if they either expressly agree to be bound hereby or are bound by confidentiality restrictions at least as strict as those contained herein), unless such information has been made available to the public generally (other than by such recipient in violation hereof) or such recipient is required to disclose such information by a governmental body or regulatory agency or by law, and then only (to the extent practicable and legally permissible) after reasonable notice to the Buyer and the Buyer has been provided a reasonable opportunity to object to such disclosure, with the reasonable cooperation and assistance of the Sellers’ Representative or such Holder. Each of the Holders agrees to comply with the Securities Act and other applicable laws in connection with the offer or sale of any Registrable Securities. The obligations in this Section 4(f) shall survive the expiration or termination of this Agreement.
Section 5.Indemnification.
(a)Indemnification by the Buyer. The Buyer agrees to indemnify and hold harmless the Sellers’ Representative, each Holder and his, her or its Affiliates and their respective directors, officers, members, shareholders, partners, employees, Affiliates, representatives and agents, each Person who Controls such Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, partners, employees, Affiliates, representatives and agents of such Controlling Person (each, a “Holder Indemnified Person”) from and against, without duplication, any and all losses, claims, damages, liabilities, contingencies and expenses (including reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Holder Indemnified Person may become subject caused by, as a result of, arising out of, based upon or relating to: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or any Issuer Free Writing Prospectus; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Buyer will not be liable to any Holder Indemnified Person pursuant to this Section 5(a) if and to the extent that any such loss, claim, damage, liability, contingency or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any Holder Indemnified Person, or in the case of an occurrence of an Allowed Delay, the use by such Holder Indemnified Person of an outdated or defective Prospectus after the Buyer has notified the Sellers’ Representative (and the Sellers’ Representative has subsequently notified the Holders) that the Prospectus is outdated or defective. In connection with any Underwritten Offering, the Buyer will also indemnify the underwriters, if any, their respective Affiliates and each Person who Controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of such Holder (other than the proviso above regarding information furnished by a Holder or Holder Indemnified Person or the use of any outdated or defective Prospectus after notice thereof) if requested in connection with any Registration Statement, or any Prospectus.

(b)Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless the Buyer and its Affiliates and their respective directors, officers, members, shareholders, partners, employees, affiliates, representatives and agents, each Person who Controls the Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, partners, employees, Affiliates, representatives and agents of such Controlling Person (each, a “Buyer Indemnified Person”) from and against, without duplication, any and all losses, claims, damages, liabilities, contingencies and expenses (including reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Buyer Indemnified Person may become subject caused by, as a result of, arising out of, based upon or relating to (i) any untrue statement of a material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished by such Holder to the Buyer specifically for inclusion in such Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof or in the case of an occurrence of an Allowed Delay the use by such Holder of an outdated or defective Prospectus after the Buyer has notified the Sellers’ Representative (and the Sellers’ Representative has subsequently notified the Holders) that the Prospectus is outdated or defective. In no event shall the liability of any Holder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. In connection with any Underwritten Offering, the Buyer will also be entitled to indemnification from the underwriters, their respective Affiliates and each Person who Controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Buyer with respect to information furnished by the underwriters, their respective Affiliates and each Person who controls such Persons to the Buyer specifically for inclusion in such Registration Statement, any preliminary Prospectus or final Prospectus contained therein.
(c)Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent such failure to give notice shall materially and adversely prejudice the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that (i) includes a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of the indemnified party and (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)Contribution. If for any reason the indemnification provided for in Section 5(a) and Section 5(b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of all such losses, claims, damages, liabilities, contingencies and expenses (including reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of any Holder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.
(e)Survival. The obligations of this Section 5 shall survive the expiration or termination of this Agreement.
Section 6.Miscellaneous.
(a)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Buyer, the Sellers’ Representative and the Holders of a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.
(b)Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (i) if delivered by hand, when so delivered, (ii) if sent by e-mail, upon confirmation of transmission, (iii) if sent by mail, three Business Days after mailing or (iv) if sent by overnight delivery service, one Business Day after delivery to such service, provided that all notices and deliveries to be given by the Sellers’ Representative to the Holders may be provided via e-mail. Each Holder agrees that it will immediately notify the Sellers’ Representative of any change to its email address or other contact information set forth on its signature page hereto. All notices hereunder shall be delivered as set forth herein, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to Holders, to the address or e-mail listed next to such Holder on the signature page hereto.
If to the Sellers’ Representative:
Shareholder Representative Services LLC
1614 15th Street, Suite 200

Denver, CO 80202
Attn: Managing Director
Email: deals@srsacquiom.com
Fax: (303) 623-0294
Telephone: (303) 648-4085

If to the Buyer:
Post Holdings, Inc.
2503 S. Hanley Road
St. Louis, MO 63144
Attn: Diedre Gray
Email: diedre.gray@postfoods.com
Any such notice or other delivery shall be deemed properly given or made if such notice was delivered pursuant to the most recent contact information provided to the Buyer and the Sellers’ Representative hereunder. Neither the Sellers’ Representative nor Buyer will be liable for any failure to deliver notices or other deliveries to the Holders due to the failure of a Holder to timely provide the Sellers’ Representative with current contact information.
(c)Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. This Agreement may not be assigned by the Holders except as set forth below or the Sellers’ Representative except that the Sellers’ Representative may assign this Agreement to any successor Sellers’ Representative in accordance with the terms of the Merger Agreement. This Agreement may not be assigned by the Buyer (whether by operation of law or otherwise) without the prior written consent of the Sellers’ Representative except that that the Buyer may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Buyer with another corporation, or a sale, transfer or other disposition of all or substantially all of the Buyer’s assets to another corporation, without the prior written consent of, or any notice to, the Sellers’ Representative or any Holder. The registration rights of a Holder under this Agreement with respect to any Registrable Securities may be transferred or assigned to (i) if the Holder is an individual, an immediate family member or trust for the benefit of such Holder or one or more of such Holder’s immediate family members, or (ii) if the Holder is a trust, to the individual, or an immediate family member of the individual, who is the beneficiary of such trust, or to another trust for the benefit of such Holder or one or more of such Holder’s immediate family members; provided, however, that (i) such Holder shall give the Buyer (with a copy to the Sellers’ Representative) written notice prior to the time of such transfer stating the name and address of the transferee and identifying the Shares with respect to which the rights under this Agreement are being transferred, and (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Buyer, to be bound as a Holder by the provisions of this Agreement. Notwithstanding the foregoing, if a Holder transfers or assigns Shares as described in clauses (i) or (ii) above more than once during the Effectiveness Period, such Shares shall cease to be Registrable Securities.
(d)Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile, by e-mail delivery of an executed document in Portable Document Format (PDF) or other means of electronic transmission and such facsimiles, e-mail delivery or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.

(e)Headings; Construction. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context requires otherwise: (i) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa; (ii) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation,”; (iii) references to sections and paragraphs refer to sections and paragraphs of this Agreement; and (iv) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. References to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.
(f)Governing Law. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, all amendments and supplements hereto and the transactions contemplated hereby, and all actions or proceedings arising out of or relating to this Agreement of any nature whatsoever (other than any underwriting agreement), shall be construed in accordance with and governed by the domestic substantive laws of the State of Delaware without giving effect to any choice of law or conflicts of law provision or rule that might otherwise cause the application of the domestic substantive laws of any other jurisdiction.
(g)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(h)Entire Agreement. This Agreement, together with the Merger Agreement, is intended by the parties hereto as a final expression of their agreement in respect of the subject matter contained herein, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.
(i)Further Assurances. The parties hereto shall execute and deliver all such further instruments and documents and take all such other actions as may be necessary or reasonably required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(j)WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

POST HOLDINGS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Senior Vice President, General Counsel and Administration, Secretary

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as Sellers’ Representative

By:	/s/ Mark B. Vogel
Name: Mark B. Vogel
Title: Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Christine T. Brooks
Name: Christine T. Brooks

Number of Registrable Securities: 2,350

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Christopher J. Neugent
Name: Christopher J. Neugent

Number of Registrable Securities: 144,921

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Christopher Neugent, Trustee of the Christopher Neugent 2014-1 Grantor Retained Annuity Trust under agreement dated September 24, 2014

By:	/s/ Christopher J. Neugent
Name: Christopher J. Neugent

Number of Registrable Securities: 10,482

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Douglas Campbell Smith
Name: Douglas Campbell Smith

Number of Registrable Securities: 183,560

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Douglas Campbell Smith, as Trustee of the Isabel Annette C. Smith Irrevocable Trust for Douglas Campbell Smith Family under paragraph 4.2(1) of the Trust Agreement dated November 4, 2008

By:	/s/ Douglas Campbell Smith
Name: Douglas Campbell Smith
Title: Trustee

Number of Registrable Securities: 12,997

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

The Douglas C. Smith Grantor Retained Annuity Trust F/B/O Andrew M.C. Smith

By:	/s/ Allyson A. Aldrich
Name: Allyson A. Aldrich
Title: Trustee

Number of Registrable Securities: 25,759

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

The Douglas C. Smith Grantor Retained Annuity Trust F/B/O Emma A. Smith

By:	/s/ Allyson A. Aldrich
Name: Allyson A. Aldrich
Title: Trustee

Number of Registrable Securities: 25,759

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Elizabeth C. Fort Dorr as Trustee of the Trust F/B/O Elizabeth C. Fort Dorr U/I Margery C. Fort dated March 27, 1992

By:	/s/ Elizabeth C. Fort Dorr
Name: Elizabeth C. Fort Dorr
Title: Trustee

Number of Registrable Securities: 101,604

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Jeffrey Brooks Schroeder
Name: Jeffrey Brooks Schroeder

Number of Registrable Securities: 2,350

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Jeffrey T. Fort, Trustee of The Margery Fort Descendants Trust dated September 8, 2006

By:	/s/ Jeffrey T. Fort
Name: Jeffrey T. Fort
Title: Trustee

Number of Registrable Securities: 104,354

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Jeffrey T. Fort, Trustee of the Trust, F/B/O Jeffrey T. Fort, under the Grantor Annuity Trust of Margery C. Fort dated March 27, 1992

By:	/s/ Jeffrey T. Fort
Name: Jeffrey T. Fort
Title: Trustee

Number of Registrable Securities: 75,727

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

John C. Brooks and Dorsey & Whitney Trust Company LLC, as trustees of the Mitchell S. Brooks 2005 Irrevocable Trust U/A dated March 6, 2002, with John C. Brooks, as donor

By:	/s/ John C. Brooks
Name: John C. Brooks

Dorsey & Whitney Trust Company LLC

By:	/s/ Barry Newman
Name: Barry Newman
Title: Vice President

Number of Registrable Securities: 48,346

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

John C. Brooks, Christine T. Brooks and Dorsey & Whitney Trust Company LLC, as trustees of the Christine T. Brooks 2005 Irrevocable Trust U/A dated March 6, 2002, with John C. Brooks, as donor

By:	/s/ John C. Brooks
Name: John C. Brooks
Title: Trustee

By:	/s/ Christine T. Brooks
Name: Christine T. Brooks
Title: Trustee

Dorsey & Whitney Trust Company LLC

By:	/s/ Barry Newman
Name: Barry Newman
Title: Vice President

Number of Registrable Securities: 48,369

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

John C. Brooks, Trustee of the John C. Brooks Revocable Trust Under Trust Agreement dated March 18, 2005 with John C. Brooks, as donor

By:	/s/ John C. Brooks
Name: John C. Brooks

Number of Registrable Securities: 97,562

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ John W. Lettmann
Name: John W. Lettman

Number of Registrable Securities: 19,813

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

John W. Lettmann, as Trustee of the John W. Lettmann 2009 Five Year Grantor Retained Annuity Trust under Agreement dated December 3, 2009

By:	/s/ John W. Lettmann
Name: John W. Lettmann
Title: Trustee

Number of Registrable Securities: 23,879

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

John W. Lettmann, as Trustee of the John W. Lettmann 2014 Grantor Retained Annuity Trust under agreement dated October 6, 2014

By:	/s/ John W. Lettmann
Name: John W. Lettmann
Title: Trustee

Number of Registrable Securities: 47,006

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Karen A. Brooks GRAT

By:	/s/ Robert A. Schroeder
Name: Robert A. Schroeder
Title: Trustee

By:	/s/ John Campbell Brooks
Name: John Campbell Brooks
Title: Trustee

Number of Registrable Securities: 11,751

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Karen A. Brooks 2014 Grantor Retained Annuity Trust under Agreement dated December 31, 2014

By:	/s/ Robert Arthur Schroeder
Name: Robert Arthur Schroeder
Title: Trustee

By:	/s/ John C. Brooks
Name: John C. Brooks
Title: Trustee

Number of Registrable Securities: 84,635

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Karen A. Brooks 2014 Grantor Retained Annuity Trust under Agreement dated October 24, 2014

By:	/s/ Robert Arthur Schroeder
Name: Robert Arthur Schroeder
Title: Trustee

By:	/s/ John C. Brooks
Name: John C. Brooks
Title: Trustee

Number of Registrable Securities: 47,006

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Katharine Glenn Lindahl
Name: Katharine Glenn Lindahl

Number of Registrable Securities: 35,254

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Margery C. Fort and St. Louis Trust Company, Trustees of The 2011 Margery C. Fort Family Trust U/I/T Margery C. Fort dated December 28, 2011

By:	/s/ Margery C. Fort
Name: Margery C. Fort
Title: Trustee

St. Louis Trust Company, Trustee

By:	/s/ Voula S. Francis
Name: Voula S. Francis
Title: Vice President

Number of Registrable Securities: 146,613

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

The Liz Dorr Family Trust F/B/O Christopher P. Dorr, Jr. dated December 6, 2012

By:	/s/ Elizabeth C. Fort Dorr
Name: Elizabeth C. Fort Dorr
Title: Trustee

Number of Registrable Securities: 70,509

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

The Liz Dorr Family Trust F/B/O Meredith H. Dorr dated December 6, 2012

By:	/s/ Elizabeth C. Fort Dorr
Name: Elizabeth C. Fort Dorr
Title: Trustee

Number of Registrable Securities: 70,509

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Mitchell S. Brooks
Name: Mitchell S. Brooks

Number of Registrable Securities: 2,350

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Robert Arthur Schroeder and John Campbell Brooks as trustees of the Irrevocable Trust for Isabel Amy Schroeder created under agreement dated December 23, 2011

By:	/s/ Robert Arthur Schroeder
Name: Robert Arthur Schroeder
Title: Trustee

By:	/s/ John Campbell Brooks
Name: John Campbell Brooks
Title: Trustee

Number of Registrable Securities: 27,804

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Robert Arthur Schroeder and John Campbell Brooks as trustees of the Irrevocable Trust for Jeffrey Brooks Schroeder created under agreement dated December 23, 2011

By:	/s/ Robert Arthur Schroeder
Name: Robert Arthur Schroeder
Title: Trustee

By:	/s/ John Campbell Brooks
Name: John Campbell Brooks
Title: Trustee

Number of Registrable Securities: 25,454

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Sarah B. Lindahl
Name: Sarah B. Lindahl

Number of Registrable Securities: 163,723

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

The W. Graham Smith Grantor Retained Annuity Trust, under agreement dated September 24, 2014

By:	/s/ Douglas C. Smith
Name: Douglas C. Smith
Title: Trustee

Number of Registrable Securities: 14,101

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a natural person)

/s/ Wm. Graham Smith
Name: Wm. Graham Smith

Number of Registrable Securities: 191,387

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDER (if a trust, partnership, corporation, limited liability company or other entity)

Wm. Graham Smith, as Trustee of the Isabel Annette C. Smith Irrevocable Trust for Wm. Graham Smith Family under paragraph 4.2(2) of the Trust Agreement dated November 4, 2008

By:	/s/ Wm. Graham Smith
Name: Wm. Graham Smith
Title: Trustee

Number of Registrable Securities: 12,997

Notice Address:

XXXX XXXX
XXXX, XX XXXXX

Email: XXXXXX@XXX.XXX
Telephone: XXX-XXX-XXXX
Facsimile: XXX-XXX-XXXX

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]